                       REGISTRATION RIGHTS AGREEMENT

 This Agreement has been executed and delivered this 12th day of June, 1996, by and between BROWN DISC PRODUCTS COMPANY, INC., a Colorado corporation (herein called "BROWN DISC"), and investors (the "Investors") subscribing to restricted shares of common stock of BROWN DISC at a price of $2.50 per share in June 1996 (the "Offering"). For the purposes of this Agreement, the "Shares" shall be defined to include:

(A) shares of the BROWN DISC Common Stock issued to Investors pursuant to the private placement Offering; and

(B) any shares of BROWN DISC Common Stock issued as a stock dividend, stock split, combination or other reclassification with respect to any of the foregoing.

 SECTION 1. DEFINITIONS.     Unless the context clearly requires
otherwise, the following capitalized terms used in this Agreement shall be defined as follows:

 1.1 "BROWN DISC", "Investors" and "Shares", respectively, shall have the meanings defined hereinabove.

 1.2 "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute then in effect, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such similar federal statute.

 1.3. "SEC" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

 1.4 "Registration Expenses" shall mean expenses and fees incident to compliance with the registration obligations of BROWN DISC under this Agreement, including without limitation: (i) all SEC registration and filing fees, (ii) all fees and expenses of complying with the Securities Act and the securities or blue sky laws of the States of New York and Colorado, (iii) all printing, messenger and delivery expenses incident to the foregoing and/or to the distribution of securities contemplated herein, and (iv) the fees and disbursements of counsel for BROWN DISC and of its independent public accountants; provided, however, that Registration Expenses shall not include any fees and disbursements of counsel to the Investors, brokerage commissions and/or discounts charged on the sale of the Shares.

 SECTION 2. "PIGGY-BACK" REGISTRATION RIGHTS.

 2.1. If, at any time after September 30, 1996, BROWN DISC thereafter shall file a registration statement or post-effective amendment to a registration statement on Form SB-1, SB-2, S-1, S-2 or S-3, or any form substituted therefor, with respect to any shares of its capital stock under the Securities Act, BROWN DISC will give to the Investors at least ten (10) days prior written notice of BROWN DISC's intention to file such registration statement.

 2.2. Upon the request of the Investors given within fifteen (15) days after receipt of notice under Section 2.1, BROWN DISC shall include all Shares designated by the Investors in any such registration statement and will maintain the prospectus included in any registration statement which may be so filed current for a period of at least three (3) months subsequent to the effective date of such registration statement plus, if applicable, an additional period equal to that portion of time in which the limitation set forth in Section 2.6 of this Agreement delayed the ability of the Investors to sell Shares registered hereunder.

 2.3. Nothing in this Section 2 shall be deemed to require BROWN DISC to proceed with any registration of its securities after giving the notice herein provided.

 2.4.   The obligations of BROWN DISC under this Section 2 shall expire
(i) after one (1) registration statement or post-effective registration statement has been filed hereunder and become effective under the Securities Act and, in any event, (ii) as to any Shares which may otherwise be resold by the Investors in accordance with the provisions and restrictions of Rule 144 promulgated under the Securities Act.

 2.5. All Registration Expenses of any piggy-back registration statement filed pursuant to the provisions of this Section 2 incurred by BROWN DISC shall be paid by BROWN DISC.

 2.6.  LIMITATION UPON "PIGGY-BACK" REGISTRATION RIGHTS FOR A FIRM
COMMITMENT OFFERING BY THE COMPANY. If an investment banker engaged by BROWN DISC in connection with a then pending firm commitment underwritten public offering of securities proposed for registration under the Securities Act for the account of BROWN DISC determines, in its sole discretion, that piggy-back registration of Shares for the account of the Investors would interfere with or be detrimental to such firm commitment offering for the account of BROWN DISC, BROWN DISC shall give prompt written notice of such determination to the Investors. In such event BROWN DISC, upon written notice to the Investors, shall have the right to require, as a condition of such piggy-back registration under this Section 2, that the Investors execute a written agreement that the Investors will not sell such securities for a period of up to six (6) months after the effective date of the registration statement without the prior consent of the underwriter subject to the condition that all shareholders other than the Investors to be included in such registration, if any, shall also be subject to the foregoing limitation.

 SECTION 3.    MANDATORY REGISTRATION RIGHTS.

 3.1. If the holders of the Shares shall have not been offered the opportunity of participating in a registration statement as contemplated by
Section 2 above prior to May 31, 1997, then during the month of June 1997 any holder of Shares shall have the right during the month of June 1997 to demand in writing that BROWN DISC use its best efforts to register the Shares under the Securities Act. Upon receipt of a demand for registration hereunder, the Company within 45 days thereafter will file a registration statement under the Securities Act covering all Shares covered by any such request, and will maintain the prospectus included in any registration statement which may be so filed current for a period of at least three (3) months subsequent to the effective date of such registration statement. The obligations of the Company under this Section 3 shall be fully satisfied upon the effective date of the first such registration statement to which either Section 2 or this Section
3.1 is applicable. All Registration Expenses of any registration statement filed pursuant to the provisions of this Section 3.1 incurred by BROWN DISC shall be paid by BROWN DISC.

 SECTION 4.    AMENDMENT OR SUPPLEMENT TO PROSPECTUS.

 4.1.  If at any time within the period set forth in Section 2.2 or
Section 3 above after a registration statement covering Shares hereunder shall have become effective, to the knowledge of BROWN DISC any event occurs as a result of which a prospectus included therein relating to the Shares as then amended or supplemented would include any untrue statement of a material fact, or would not state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, BROWN DISC will promptly notify the Investors thereof and BROWN DISC will at its own cost and expense amend or supplement such prospectus in order to correct such statement or omission in order that the prospectus as so amended or supplemented will comply with the requirements of
Section 10(a) of the Securities Act.

 SECTION 5.    OTHER UNDERTAKINGS.

 5.1. If and whenever BROWN DISC causes the registration of any Shares under the Securities Act as provided herein, BROWN DISC will, as expeditiously as possible:

      (a) prepare and file with the SEC a registration statement with respect to such Shares and use its best efforts to cause such registration statement to become effective. BROWN DISC will promptly notify the Investors and confirm such advice in writing, (i) when such registration statement becomes effective, (ii) when any post-effective amendment to such registration statement becomes effective and (iii) of any request by the SEC for any amendment or supplement to such registration statement or any prospectus relating thereto or for additional information as to the Investors included in the registration statement;

      (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and current for the applicable period required by Section 2.2 or
Section 3.1 of this Agreement and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period. If at any time the SEC should institute or threaten to institute any proceedings for the purpose of issuing a stop order suspending the effectiveness of any such registration statement, BROWN DISC will promptly notify the Investors and will use all reasonable efforts to prevent the issuance of any such stop order or to obtain the withdrawal thereof as soon as possible;

      (c) furnish to the Investors such number of copies of such registration statement and of each such amendment and supplement thereto, such number of copies of the prospectus included in such registration statement, in conformity with the requirements of the Securities Act, and such other documents as the Investors may reasonably request in order to facilitate the disposition of Shares by the Investors;

      (d) use its best efforts to register or qualify such Shares covered by such registration statement under such securities or blue sky laws of any State of the United States as the Investors shall reasonably request [which shall be at the expense of BROWN DISC as to the States of Colorado and New York and at the expense of the Investors as to any other states], and do any and all other acts and things which may be reasonably necessary or advisable to enable the Investors to consummate the disposition in such jurisdictions of the Shares covered by such registration statement, except that BROWN DISC shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this clause (d), it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

      (e) promptly notify the Investors, at any time when a prospectus relating thereto is required to be delivered under the Securities Act within the appropriate period mentioned in Section 2.2 or Section 3.1 above of BROWN DISC becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and at the request of the Investors promptly prepare and furnish to such seller a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

      (f) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its securities holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, beginning with the first month after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

 5.2. BROWN DISC may require the Investors, as the seller of Shares as to which any registration is being effected, to furnish BROWN DISC in writing such information and documents regarding the Investors and the distribution of their Shares as may be required to be disclosed in the registration statement by the rules and regulations under the Securities Act.

 5.3. As a condition to registration, each Investor shall agree by any registration of Shares hereunder that, upon receipt of any notice from BROWN DISC of the happening of any event of the kind described in clause (e) of
Section 5.1, the Investors will forthwith discontinue disposition of Shares pursuant to the registration statement covering such Shares until the Investor's receipt of the copies of the supplemented or amended prospectus contemplated by clause (e) of Section 5.1, and, if so directed by BROWN DISC, the Investors will deliver to BROWN DISC (at BROWN DISC's expense) all copies, other than permanent file copies then in the Investors' possession, of the prospectus covering such Shares current at the time of receipt of such notice.

 SECTION 6.    INDEMNIFICATION.

 6.1 INDEMNIFICATION BY BROWN DISC. In the event of any registration of Shares under the Securities Act pursuant to this Agreement, BROWN DISC will, and it hereby does, indemnify and hold harmless, to the extent permitted by law, the Investors as the seller of any Shares covered by such registration statement, its directors and officers and any other person who may be deemed to control the Investors within the meaning of Section 15 of the Securities Act and each other person who participates as an underwriter in the offering or sale of such securities and each other person, if any, who controls any such underwriter within the meaning of the Securities Act, against any and all losses, claims, damages or liabilities, joint or several, and expenses (including any amounts paid in any settlement effected with BROWN DISC's consent) to which the Investors, any such director or officer or any such underwriter or controlling person may become subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and BROWN DISC will reimburse the Investors and each such director, officer, underwriter and controlling person for legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, that BROWN DISC shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment or supplement thereto or in any such preliminary, final or summary prospectus or amendment or supplement thereto, in reliance upon and in conformity with information furnished in writing to BROWN DISC by or on behalf of the Investors or any other person or underwriter for use in the preparation thereof; and provided, further, that BROWN DISC will not be liable to any person who participates as an underwriter in the offering or sale of Shares, or to any other person who controls such underwriter, within the meaning of the Securities Act, under the indemnity agreement in this Section 6 with respect to any preliminary prospectus or the final prospectus, or the final prospectus as amended or supplemented, as the case may be, to the extent that any such loss, claim, damage or liability of such underwriter or controlling person results from the fact that such underwriter sold Shares to a person to whom there was not sent or given, at or prior to the written confirmation of sale of the final prospectus as then amended or supplemented, whichever is most recent, if BROWN DISC has previously furnished copies thereof to such underwriter and such final prospectus, as then amended or supplemented, has corrected any such misstatement or omission. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Investors or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by such person.

 6.2 INDEMNIFICATION BY INVESTOR/SELLER. BROWN DISC may require, as a condition to including any Shares in any registration statement filed in accordance with this Agreement, that BROWN DISC shall have received an undertaking reasonably satisfactory to it from each of the Investors to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 6.1), BROWN DISC, each director of BROWN DISC, each officer of BROWN DISC who shall sign the registration statement and its controlling persons, if any, and all other prospective sellers and their respective directors, officers and controlling persons with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with information furnished to BROWN DISC by or on behalf of such Investor for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of BROWN DISC.

 6.3 CONTRIBUTION. If the indemnification provided for in Section 6.1 or 6.2 is unavailable to a party that would have been an indemnified party under any such section in respect of any and all losses, claims, damages or liabilities, joint or several (or actions in respect thereof), referred to therein, then each party that would have been an indemnifying party thereunder shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and such indemnified party on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, joint or several (or actions in respect thereof). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statements of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or such indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. BROWN DISC agrees that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section
6. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 6 shall include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

 SECTION 7. NO ASSIGNMENTS. The provisions of this Agreement relating to registration rights for the Shares are personal to the Investors and may not be transferred or assigned by the Investors to any third party except with the prior consent in writing of BROWN DISC.

 SECTION 8. OTHER PROVISIONS.

 8.1 NOTICES. Any notices or other communications required or permitted hereunder shall be sufficiently given if written and delivered in person or sent by registered mail, postage prepaid, addressed (if to BROWN
DISC) to BROWN DISC's principal office and (if to Investors) to the last known address of the Investors on the records of BROWN DISC, or to such other address as shall be furnished in writing by the appropriate person, and any such notice or communication shall be deemed to have been given as of the date so mailed.

 8.2 CAPTIONS. The captions set forth in this Agreement are for convenience only and shall not be considered as part of this Agreement or as in any way limiting or amplifying the terms and provisions hereof.

 8.3 INTEGRATION. This Agreement embodies the entire representations, warranties and agreements in relation to the subject matter hereof, and no other representations, warranties, understandings, or agreements in relation thereto exist between the parties.

 8.4 CHOICE OF LAW. This Agreement shall be deemed to have been made and executed, and all performance shall be deemed to take place, within the State of Colorado. This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of Colorado.

 IN WITNESS WHEREOF, BROWN DISC has this Agreement as of the day and year first above written.

                          BROWN DISC PRODUCTS COMPANY, INC.

                          By:
                              ----------------------------------
                              Ronald H. Cole,
                                Chairman of the Board and Chief Executive
Officer